U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  July 17, 2006
                                                        ----------------


                      PERFORMANCE CAPITAL MANAGEMENT, LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                0 - 50235              03-0375751
      -----------------          ------------          ----------------
      (State or other            (Commission           (I.R.S. Employer
        Jurisdiction             File Number)         Identification No.)
     of incorporation)


      222 SOUTH HARBOR BLVD., SUITE 400
      ANAHEIM, CALIFORNIA                                    92805
      ----------------------------------------             ----------
      (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:      (714) 502-3780
                                                        ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 17, 2006, Performance Capital Management, LLC, a California limited liability company, ("the Company") entered into an Office Lease Agreement (the "Lease") with LBA Realty Fund-Holding Co. II, LLC, a Delaware limited liability company, (the "Landlord") to lease office space consisting of two office suites on the second floor in the building located at 7001 Village Drive, Suites 200 and 255, Buena Park, California. The Company intends to use the leased premises as its principal executive offices and operating facility. The Company believes that the leased facilities will provide adequate space for its operations as currently conducted and as it expects to conduct them for the foreseeable future.

The term of the Lease is 87 months and is expected to commence on or around December 1, 2006, and will expire on February 28, 2014. The Company has an option to renew the Lease for one additional five-year term at the then prevailing "fair market rental rate" at the end of the term.

The base rent will increase on a yearly basis throughout the term. Annual base rent for the calendar years ended December 31, will be:

                Year              Approximate  Annual  Rent
               ------            ---------------------------
                2006              $   29,000
                2007              $  173,000
                2008              $  345,000
                2009              $  348,000
                2010              $  355,000
                2011              $  355,000
                2012              $  362,000
                2013              $  364,000
                2014              $   61,000

In addition to the base rent, the Company must pay its pro rata share of the increase in operating expenses, property taxes and property insurance for the building above the total dollar amount of operating expenses, property taxes and property insurance for the 2006 base calendar year.

                           FORWARD-LOOKING STATEMENTS
                           --------------------------

Except for the historical information presented in this document, the matters discussed in this Form 8-K or otherwise incorporated by reference into this document contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes," "plans," "expects," "may," "will," "intends," "should," "plan," "assume" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by Performance Capital Management, LLC. You should not place undue reliance on forward-looking statements. Forward-looking statements involve risks and uncertainties. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and we assume no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by us in this report on Form 8-K and in our other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERFORMANCE CAPITAL MANAGEMENT, LLC


  July 19, 2006                         By:  /s/ David J. Caldwell
--------------------                       -----------------------------
      (Date)                               David J. Caldwell
                                           Its: Chief Operations Officer